7. Related Party Transactions	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
7. Related Party Transactions

The accompanying consolidated financial statements have been prepared from the separate accounts maintained by the Company and may not be indicative of the conditions that would have existed or the results of operations that would have occurred had the Company not entered into certain related party transactions or not participated in certain transactions with its members.

Notes and Accounts Payable to Affiliates

The Company has a loan agreement with two of our affiliates, as more fully described in Note 5 – Affiliate Loans.

The Company has a loan agreement with the Hoskins Group, as more fully described in Note 5 – SF Loan.

The Company accepted new investments under the Notes program in 2013 from employees, managers, members and relatives of managers and members totaling $323, all of which is outstanding at December 31, 2013. This sum includes $63 invested by Bill Myrick, one of the Company’s independent managers, and a $100 investment by David and Carole Wallach, the parents of Daniel M. Wallach, the Company’s Chief Executive Officer and Chairman of the Board of Managers. Mr. Myrick is entitled to receive interest on his Notes at a rate of 7.00% per annum, and Drs. Wallach are entitled to receive interest on their Note at a rate of 7.00% per annum.  As of December 31, 2013, Mr. Myrick and Drs. Wallach had earned $1 and $4, respectively, in interest on their Notes.